UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Koss Corporation
(Name of Registrant as Specified In Its Charter)

Not Applicable
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0 14475 KOSS CORPORATION 4129 North Port Washington Avenue Milwaukee, Wisconsin 53212 2010 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints John C. Koss and Thomas L. Doerr, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 27, 2010 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting. Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees listed for director and FOR Proposal 2. If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the Proxies appointed. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. (Continued and to be signed on the reverse side) PROXY

0 14475 KOSS CORPORATION 4129 North Port Washington Avenue Milwaukee, Wisconsin 53212 2010 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints John C. Koss and Thomas L. Doerr, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 27, 2010 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting. Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees listed for director and FOR Proposal 2. If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the Proxies appointed. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) PROXY

ANNUAL MEETING OF STOCKHOLDERS OF KOSS CORPORATION October 27, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Proxy Card are available at www.koss.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O John C. Koss O Thomas L. Doerr O Michael J. Koss O Lawrence S. Mattson O Theodore H. Nixon O John J. Stollenwerk 2. PROPOSAL TO RATIFY THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2011. 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES LISTED FOR DIRECTOR AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20630000000000000000 6 102710

ANNUAL MEETING OF STOCKHOLDERS OF KOSS CORPORATION KESOT PLAN October 27, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Proxy Card are available at www.koss.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O John C. Koss O Thomas L. Doerr O Michael J. Koss O Lawrence S. Mattson O Theodore H. Nixon O John J. Stollenwerk 2. PROPOSAL TO RATIFY THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2011. 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20630000000000000000 6 102710